UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):      June 29, 2007

ASCENDIA BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	033-25900 (Commission File Number)	75-2228820 (IRS Employer Identification No.)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619

(Address of Principal Executive Offices)  (Zip Code)

609-219-0930

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a)         As previously reported by Ascendia Brands, Inc. (the “Registrant”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2007, the Registrant entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as February 9, 2007, in favor of Prencen LLC and Prencen Lending LLC (collectively, “Prentice”) pursuant to which the Registrant was obligated to file a registration statement with respect to certain shares of the Registrant's common stock covered by the Registration Rights Agreement no later than June 30, 2007.

On June 29, 2007, pursuant to a Waiver and First Amendment to the Registration Rights Agreement (the “Amendment”), the Registrant and Prentice agreed that the deadline for filing the registration statement required under the Registration Rights Agreement would be extended until September 30, 2007. The foregoing summary of the Amendment is qualified in its entirety by the full text of the Amendment, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Number	Description of Exhibit
10.1*

Waiver and First Amendment to Registration Rights Agreement dated as of June 29, 2007 to the Registration Rights Agreement dated as of February 9, 2007 by and among the Registrant, Prencen LLC and Prencen Lending LLC

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*    Filed electronically herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2007	ASCENDIA BRANDS, INC.

By:	/s/ John D. Wille
John D. Wille
Chief Financial Officer